SUPPLEMENT FOR

CALVERT SOCIAL INVESTMENT FUND

TECHNOLOGY PORTFOLIO

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS

Prospectus dated January 31, 2002, revised October 25, 2002

Date of Supplement: November 18, 2002

and CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Prospectus dated January 31, 2002, revised April 1, 2002

Date of Supplement: November 18, 2002

The following is added to the cover page of the Prospectus:

The Board of Trustees has approved a resolution to "merge" the Technology Portfolio, a series of the Calvert Social Investment Fund (CSIF), into the Calvert New Vision Small Cap Fund, a series of The Calvert Fund.

CSIF Technology Portfolio shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the CSIF Technology Portfolio will be exchanged for shares of the Calvert New Vision Small Cap Fund. The number of Calvert New Vision Small Cap Fund shares you receive will depend on the value of your CSIF Technology Portfolio shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.